SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event) August 15, 2011; August 12, 2011

GUIDED THERAPEUTICS, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

5835 Peachtree Corners East, Suite D Norcross, Georgia (Address of Principal Executive Offices)	30092 (Zip Code)

Registrant's Telephone Number, Including Area Code:     (770) 242-8723

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 12, 2011, the Company held its annual meeting of stockholders in Norcross, Georgia.  As of the record date, June 16, 2011, there were 48,497,185 shares of Common Stock entitled to vote at the annual meeting. Represented at the meeting in person or by proxy were 35,468,019 shares representing 73.19% of the total shares of Common Stock entitled to vote at the meeting.

The purpose of the meeting was to elect six directors to a one-year term expiring in 2012 and to ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year. The following table sets forth the results of the vote on the matters:

1.     PROPOSAL TO ELECT THE DIRECTOR NOMINEES NAMES IN THE COMPANY’S 2011 PROXY STATEMENT.

Mark L. Faupel, Ph.D.	.	For:	16,154,568
		Withheld:	216,700
Ronald W. Hart, Ph.D.		For:	16,158,568
		Withheld:	217,700
Michael C. James		For:	15,999,305
		Withheld:	379,968
John E. Imhoff, M.D		For:	15,943,095
		Withheld:	217,700
Ronald W. Allen		For:	16,022,096
		Withheld:	217,700
Jonathan M. Niloff		For:	16,144,573
		Withheld:	217,700

2.     APPROVAL TO RATIFY THE APPOINTMENT OF UHY, LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2011:

For:	33,276,576
Against:	915,676
Abstain:	1,275,767

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDED THERAPEUTICS, INC

	By:	/s/ MARK L. FAUPEL
Mark L. Faupel, Ph.D.
CEO & President
Date: August 15, 2011

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